Exhibit 10.20

                             Affiliation Agreement


     This Affiliation Agreement ("Agreement") is entered into as of this the 8th day of October, 2008, by and between Sustainable Power Corp., a Nevada corporation ( "SSTP" ), with its principal business address of 7100 Highway 146 South, SSTP, TX 77523 and Amecks, Inc., a Missouri corporation ("Amecks"), with its principal business address of 9608 Hwy 168, Hannible, MO 63401;

                                  WITNESSETH:

     WHEREAS, Amecks and SSTP desire to jointly work together to commercialize the production of biofuels and electricity from municipal solid waste ("MSW") which shall reflect the intellectual property of SSTP; and

WHEREAS, Amecks shall be responsible for obtaining and delivering to SSTP's facilities MSW for use in the SSTP process; and

     WHEREAS, SSTP is the owner or exclusive licensee of the intellectual property related to its own unique breakthrough technology for production of biocrude from sustainable biomass sources; besides the biocrude, i.e., liquid biofuel, the output will be biogas as well as ash-fertilizer, which can then be utilized to produce electricity; and

     WHEREAS, SSTP shall utilize the Intellectual Property to develop the products;; and

     WHEREAS, the parties hereto acknowledge that SSTP and its affiliates own and control an undisclosed catalytic process which shall be used in the process, but shall not be in any way transferred, licensed or otherwise attachable as part of the obligations hereunder (the "Catalyst");

     NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and the mutual promises and benefits to be derived by the parties, they do hereby agree to the following terms and conditions:


                                   ARTICLE 1

                    RIGHTS AND DUTIES UNDER THIS AGREEMENT.

Section 1.1  RIGHTS AND DUTIES OF AMECKS.  Amecks shall:

     (a) Working with the "Lundell process" developed by Lundell Enterprises, Inc. in Cherokee, Iowa, prepare MSW for delivery to SSTP through a process which removes substantially all metal and glass, in which the MSW is densitized and pellitized, to specifications mutually agreed upon by SSTP and Amecks.

     (b) Provide a minimum of 300 tons of MSW each day to the SSTP production facility. Amecks shall undertake such agreements as are required that SSTP is paid a minimum of $35 for each ton of MSW delivered.

     (c) Contribute _______ US Dollars ($_______) immediately upon execution of this Agreement in consideration for _____ shares of SSTP common stock.

     (d) Working together with SSTP, use its best efforts to obtain further capitalization and funding required for operations through Municipal Revenue Bonds or otherwise, including without limitation development, manufacture and commercialization of the Technology.

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     (e) Provide SSTP with accounts which shall be compiled in accordance with generally accepted accounting principles consistently applied in the United States, and which shall be subject to an annual audit. Amecks shall provide such accounting on a quarterly basis and SSTP may inspect such books upon reasonable notice and at any reasonable time. It is understood and agreed that the method of accounting used shall be the accrual method and that the accounting year shall be the calendar year. Amecks acknowledges and agrees that SSTP shall have formal reporting obligations with the United States Securities and Exchange Commission and any and all books and records shall be required to comply with the rules and regulations required for such periodic financial reporting.

Section 1.1  RIGHTS AND DUTIES OF SSTP.  SSTP shall:

     (a) Provide access to any and all information, patents, backup and research related to the Technology in accordance with the terms of the License Right hereunder.

     (b) Provide access to all necessary related technology and supplies, including supplies for the catalytic process.

     (c) Advance the ongoing development, maintenance and prosecution of any and all intellectual property relating to the Technology, including without limitation future improvements and related intellectual property.

     (e) Prepare plants with up to four hundred reactors for production of the fuel.

     (f) SSTP shall be responsible for any and all operations in the completion, development, manufacture and commercialization of the Technology for the term of this Agreement.

     (g) Undertake appropriate and necessary business development activities in relation to the commercialization of the Technology.

     (h) Provide Amecks with accounts which shall be compiled in accordance with generally accepted accounting principles consistently applied in the United States, and which shall be subject to an annual audit. SSTP shall provide such accounting on a quarterly basis and Amecks may inspect such books upon reasonable notice and at any reasonable time. It is understood and agreed that the method of accounting used shall be the accrual method and that the accounting year shall be the calendar year. SSTP acknowledges and agrees that it shall have formal reporting obligations with the United States Securities and Exchange Commission and any and all books and records shall be required to comply with the rules and regulations required for such periodic financial reporting.

                                   ARTICLE 2

                             COMPENSATION TO AMECKS

Section 2.1  STOCK CONSIDERATION.   SSTP will issue and deliver _________ shares
of common stock of Sustainable Power Corp. (the "Stock Consideration") to Amecks or assigns. Amecks acknowledges and agrees that: (i) The Stock Consideration to be issued to Amecks or assigns is being issued without registration under applicable federal and state securities laws in reliance upon certain exemptions from registration under such securities laws; (ii) Amecks and its officers and directors have had the opportunity to ask questions of and receive answers from SSTP, its respective executive officers concerning its businesses and all such inquiries have been completed to his satisfaction; (iii) Each certificate to be issued to Amecks or assigns will bear a legend restricting its transfer, sale, conveyance or hypothecation, unless such shares of SSTP Stock is either registered under applicable securities laws or an exemption from such registration is applicable, and provided that if an exemption from registration is claimed; (iv) Amecks shall not transfer any of the Stock Consideration except in compliance with all applicable securities laws; (v) Amecks is acquiring the Common Stock for its own account, for investment purposes only and not with a view to the sale or distribution thereof; (vi) Amecks has not received any general solicitation or general advertising regarding the acquisition of the Stock Consideration; and (vii) Amecks is capable of evaluating the merits and risks of an investment in the Stock Consideration because Amecks, through its shareholders, officers and directors, is a sophisticated investor by virtue of its prior investments and have experience in investments similar in nature to the Stock Consideration, including investments in unlisted and unregistered securities, and have knowledge and experience in financial and business matters in general. Amecks acknowledges and agrees that any and all recipients of the Stock Consideration may be required to enter into lockup agreements with the Company restricting sales and other transferability of the Stock Consideration for up to three years.

Section 2.2 PROFIT PARTICIPATION. Amecks shall be entitled to a participation in the net profits from operations for SSTP relating to MSW commercialization supplied by Amecks equal to 20% (twenty percent) during the term of this Agreement. Net profits shall be as defined under generally accepted accounting principals consistently applied and reflected in the financial statements of SSTP as filed with the US Securities and Exchange Commission.

Section 2.3 BOARD OF DIRECTORS. Upon execution of this Agreement, SSTP will appoint Jerry Ketterer of Amecks to its Advisory Board of Directors.

Section 2.4 OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS AND IMPROVEMENTS. Amecks acknowledges that SSTP is the exclusive owner of the Technology. Amecks acknowledges agrees and understands that the Technology may not be the only Patents, Intellectual Property Rights, Know how or other Products utilized in either SSTP's business.

Section 2.5 SSTP OPERATIONS. This Agreement shall in no way whatsoever affect the business activities of the SSTP anywhere in the World outside of North America and shall not constitute any restriction upon such activities.

Section 2.6 TERM. Unless terminated in accordance with Section 2.7 of of this Agreement, this Agreement shall be effective as of the date of execution of this Agreement and shall remain in effect for the remainder of the year 2008 and the twenty (20) calendar year period thereafter ("Initial Term"). Provided that neither Amecks nor SSTP is in default of any material obligation to the other in accordance with the terms of this Agreement, and provided that this Agreement has not previously been terminated in accordance with the provisions here, the parties shall have the right to renew this Agreement for an additional twenty
(20) calendar year period following the Initial Term by giving the other party notice, in writing, of its election to renew this Agreement, which such notice shall be given not more than 180 days nor less than 60 days prior to the expiration of the Initial Term of this Agreement. In the event either party determines that the other may not renew this Agreement because of a default in a material obligation, it shall immediately provide notice of such default and shall provide the other party the right to cure such default within 60 days, upon satisfaction of which the election to renew this Agreement shall be immediately effective.

Section 2.7 TERMINATION OF AGREEMENT Notwithstanding any other provision of this Agreement, this Agreement may be terminated by either Party upon written notice to the other Party if:

     (a) the other Party fails to cure a material breach of any provision of this Agreement within 60 calendar days from its receipt of written notice from said Party (unless such breach cannot be reasonably cured within said 60 calendar days and the other Party is actively pursuing curing of said breach); or

     (b) the other Party commits fraud or serious neglect or misconduct in the discharge of its respective duties hereunder or under the law; or

     (c) the commencement by or against a party of any voluntary or involuntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment or debt, receivership, dissolution, or liquidation law or statute or any jurisdiction, whether now or hereafter in effect; or the adjudication of such party as insolvent or bankrupt by a decree of a court of competent jurisdiction.

Section 2.8 EFFECT OF TERMINATION. On the termination of this Agreement, all rights and obligations of the parties hereunder shall automatically terminate except for such rights of action as shall have accrued prior to such termination and any obligation which expressly or by implication may be intended to come into or continue in force on or after such termination.
Amecks shall, (i) at its own expense, return to SSTP or otherwise dispose of as SSTP may instruct, all technical and promotional materials and other documents and papers whatsoever sent to SSTP and relating to the Patents, Confidential Information, Products or the business of SSTP (other than correspondence between the parties, copies of which shall be delivered to SSTP) and all property of SSTP in Amecks' possession or under its control, and (ii) immediately cease any use of the Technology.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

Section 3.1 REPRESENTATIONS AND WARRANTIES OF SSTP. SSTP hereby makes the following representations and warranties to Amecks.

     (a) SSTP has full power and authority to provide access to the Technology and, such Technology is owned or otherwise licensed to SSTP free and clear without any liens or encumbrances.

     (b) The execution, delivery and performance of this Agreement by SSTP, and the consummation of the transactions contemplated hereby, will not with or without the giving of notice of the lapse of time or both, (i) violate any material provision of law, statute, rule or regulation to which SSTP is subject,
(ii) violate any judgment, order, writ or decree to which SSTP is a party or by which it is or may be bound; or (iii) result in any material breach of or conflict with any term, covenant, condition or provision of, or result in the modification or termination of, or constitute a default under or result in the creation or imposition of any lien, security interest, charge or encumbrance upon the Technology being licensed hereunder, under the corporate charter or by-laws or any other agreement, understanding or instrument to which SSTP is a party or by which it is or may be bound or affected.

     (c) All necessary action has been taken by SSTP to authorize the execution, delivery and performance of transactions contemplated by this Agreement. This Agreement has been duly and validly authorized, executed and delivered by SSTP and constitutes the valid and binding obligation of SSTP enforceable against it in accordance with its terms, except as enforceability is limited by (1) any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally or (2) general principles of equity, whether considered in a proceeding in equity or at law.

     (d) All necessary consents and approval required to enter into this Agreement have been obtained or will be obtained, including without limitation any and all approvals required by any agency of the United States government. No consent of any court, governmental agency or other public authority is required as a condition to the enforceability of the transactions contemplated by this Agreement.

     (e) There is no action of law, in equity, arbitration proceeding, governmental proceeding or investigation pending, or to SSTP's knowledge threatened against SSTP.

     (f) SSTP has conducted its business in compliance with all material national, state and local laws, regulations and ordinances.

     (g) SSTP has no actual knowledge at the date of this Agreement and has no reason to believe that the Technology will not provide the technology and information necessary to effectuate the business intended in this Agreement.

Section 3.2. AMECKS REPRESENTATIONS. Amecks hereby makes the following representations and warranties to SSTP.

     (a) Amecks is a Company duly organized, validly existing and in good standing under the laws of the State of Missouri and is qualified or licensed as a foreign corporation in any other jurisdiction where said licensing is required. Amecks has the full power and authority to conduct the business in which it is engaged and will be engaged upon completion of the transaction contemplated herein.

     (b) The execution and delivery of this Agreement by Amecks and the performance of Amecks's obligations hereunder have been duly authorized and approved by all requisite corporate action on the part of Amecks pursuant to applicable law. Amecks has the power and authority to execute and deliver this Agreement and to perform all its obligations hereunder.

     (c) This Agreement and any other documents, instruments and agreements executed by Amecks in connection herewith constitute the valid and legally binding agreements of Amecks, enforceable against Amecks in accordance with their terms, except that (i) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the enforcement of the rights and remedies of creditors; and (ii) the availability of equitable remedies may be limited by equitable principles.

     (d) Neither the execution, delivery nor performance of this Agreement or any other documents, instruments or agreements executed by Amecks in connection herewith, nor the consummation of the transactions contemplated hereby: (i) constitutes a violation of or default under (either immediately, upon notice or upon lapse of time) the Articles of Incorporation or Bylaws of Amecks, any provision of any contract to which Amecks may be bound, any judgment or any law; or (ii) will or could result in the creation or imposition of any encumbrance upon, or give to any third person any interest in or right to, the any capital stock of Amecks; or (iii) will or could result in the loss or adverse modification of, or the imposition of any fine or penalty with respect to, any license, permit or franchise granted or issued to, or otherwise held by or for the use of, Amecks; or (iv) violate any applicable law or order currently in effect to which Amecks is subject.

     (e) Amecks is not a party to, the subject of, or threatened with any litigation nor, to the best of Amecks's knowledge, is there any basis for any litigation. Amecks is not contemplating the institution of any litigation.

                                   ARTICLE 4

                               GENERAL PROVISIONS

Section  4.1  COMPLETE  AGREEMENT;  AMENDMENT;  NOTICE.

     (a) ENTIRE AGREEMENT. This Agreement embodies the entire understanding of the parties, and any changes must be made in writing and signed by all parties.

     (b) AMENDMENT. This instrument may be amended or modified only by an instrument of equal formality signed by all of the respective parties hereto.

     (c) NOTICE. All notices under this Agreement shall be in writing and shall be delivered by personal service, or by certified or registered mail, postage prepaid, return receipt requested, to the Parties of the Agreement (and where required, to the person required to be copied with the notice) at the addresses herein or at such other address as the addressee may designate in writing, and to the Agreement at its principal place of business as set forth below, and shall be effective upon receipt (or refusal to accept).

The  addresses  for  notices  to  the  Parties  of the Agreement are as follows:

     If to SSTP:

          Sustainable Power Corp.
          7100 Hwy 146 South
          Baytown, TX 77523
          Attn:  John H. Rivera

          Copy to

          Cutler Law Group
          place3206 West Wimbledon Dr
          placeplaceAugusta, placeGA place30909
          Attn:  M. Richard Cutler

     If to Amecks:

          Amecks, Inc.
          9608 Hwy 168
          Hannible, MO 63401
          Attn:  Jerry W. Ketterer

Section 4.2 ATTORNEYS FEES.

     Should any litigation be commenced between the parties hereto or their representatives, or should any party institute any proceeding in a bankruptcy or similar court which has jurisdiction over any other party hereto or any or all of his or its property or assets concerning any provision of this Agreement or the rights and duties of any person or entity in relation thereto, the party or parties prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for his or its or their attorneys fees and court costs in such litigation or in a separate action brought for that purpose.

Section  4.3  VALIDITY.

     In the event that any provision of this Agreement shall be held to be invalid or unenforceable, the same shall not affect in any respect whatsoever the validity or enforceability of the remainder of this Agreement.

Section  4.4  SURVIVAL  OF  RIGHTS.

     Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties signatory hereto, their respective heirs, executors, legal representatives, and permitted successors and assigns.

Section  4.5  GOVERNING  LAW.

     This Agreement has been entered into in the state of Texas, and all questions with respect to this Agreement and the rights and liabilities of the parties hereto shall be governed by the laws of Texas, and the venue of any action brought hereunder shall be in the State of Tevada.

Section  4.6  WAIVER.

     No consent or waiver, express or implied, by a Party of the Agreement to or of any breach or default by another Party of the Agreement in the performance by such other Party of the Agreement of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other Party of the Agreement hereunder. Failure on the part of a Party of the Agreement to complain of any act or failure to act of another Party of the Agreement or to declare another Party of the Agreement in default, irrespective of how long such failure continues, shall not constitute a waiver by such Party of the Agreement of its rights hereunder. The giving of consent by a Party of the Agreement in any one instance shall not limit or waive the necessity to obtain such Party of the Agreement consent in any future instance.

Section  4.7  REMEDIES  IN  EQUITY.

     The rights and remedies of any of the Parties of the Agreement hereunder shall not be mutually exclusive, i.e., the exercise of one or more of the provisions hereof shall not preclude the exercise of any other provisions hereof. Each of the Parties of the Agreement confirm that damages at law may be an inadequate remedy for a breach or threatened breach of this Agreement and agree that, in the event of a breach or threatened breach of any provision hereof, the respective rights and obligations hereunder shall be enforceable by specific performance, injunction, or other equitable remedy, but nothing herein contained is intended to, nor shall it, limit or affect any rights at law or by statute or otherwise of any party aggrieved as against the other for a breach or threatened breach of any provision hereof, it being the intention by this Section to make clear the agreement of the Parties of the Agreement that the respective rights and obligations of the Parties of the Agreement hereunder shall be enforceable in equity as well as at law or otherwise.

Section  4.8  SUCCESSORS  AND  ASSIGNS.

     The rights and obligations of this Agreement may be not assigned by Amecks or SSTP to any successor or assignee without the express written agreement of the other, which agreement may be withheld in such party's sole discretion.

Section  4.9  CONFIDENTIAL  INFORMATION.

     Each of SSTP and Amecks hereby acknowledges and agrees that all information disclosed to each other whether written or oral, relating to the other's business activities, its customer names, addresses, all operating plans, information relating to its existing services, new or envisioned products or services and the development thereof, scientific, engineering, or technical information relating to the others business, marketing or product promotional material, including brochures, product literature, plan sheets, and any and all reports generated to customers, with regard to customers, unpublished list of names, and all information relating to order processing, pricing, cost and quotations, and any and all information relating to relationships with customers, is considered confidential information, and is proprietary to, and is considered the invaluable trade secret of such party (collectively "Confidential Information"). Any disclosure of any Confidential Information by any party hereto, its employees, or representatives shall cause immediate, substantial, and irreparable harm and loss to the other. Each party understands that the other desires to keep such Confidential Information in the strictest confidence, and that such party's agreement to do so is a continuing condition of the receipt and possession of Confidential Information, and a material provision of this agreement, and a condition that shall survive the termination of this Agreement. Consequently, each party shall use Confidential Information for the sole purpose of performing its obligations as provided herein.

Section  4.10  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same Agreement.

Section  4.11  FURTHER  ASSURANCES.

     Each party hereto agrees to do all acts and things and to make, execute, and deliver such written instruments as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above set forth.

SUSTAINABLE  POWER  CORP.


\s\ M. Richard Cutler
---------------------
By:  M.  Richard  Cutler,  President  and  Chief  Executive  Officer


AMECKS,  INC.


\s\ Jerry W. Ketterer
---------------------
By:  Jerry  W.  Ketterer,  President



The undersigned has reviewed the foregoing agreement and agrees with the conditions, terms and other provisions contained therein.


L  SOLE'  ,  S.A.


\s\ Daniel Sole'
----------------
By:  Daniel  Sole'